SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report:  September 5, 1997


                             NPC INTERNATIONAL, INC.
             (Exact name of registrant is specified in its charter)

                                     Kansas
                            (State of incorporation)


     0-13007                                 48-0817298
(Commission Identification No.)                   (IRS Employer Identification
No.)

                 720 West 20th Street, Pittsburg, Kansas  66762
               (Address of principal executive office   Zip Code)

                 Registrant's telephone number:  (316/231-3390)



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

This filing amends Form 8-K filed June 20, 1997 pertaining to the acquisition of certain Pizza Hut units from Pizza Hut, Inc.

 (a.)     Financial statements of business acquired

     Subsequent to the completion of the acquisition it was determined that financial statements are not required to be filed related to this transaction.

(b.) Pro forma financial information

     Subsequent to the completion of the acquisition it was determined that pro
forma financial     statements are not required to be filed related to this
transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             NPC INTERNATIONAL, INC.

DATED:    September 5, 1997



Troy D. Cook
Vice President Finance
Chief Financial Officer
Principal Financial Officer